   SUPPLEMENT DATED AUGUST 1, 2013 TO YOUR ANNUAL PRODUCT INFORMATION NOTICE

REORGANIZATION

On or about August 1, 2013, shareholders will vote on the proposed reorganization of the following portfolios:

MERGING FUND                                                            ACQUIRING FUND
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Morgan Stanley Select Dimension Investment Series        The Universal Institutional Funds, Inc.
("Morgan Stanley Select Dimensions") -- Flexible Income  ("UIF") Core Plus Fixed Income Portfolio
Portfolio Class Y                                        Class II
Morgan Stanley Select Dimension -- Focus Growth          UIF Growth Portfolio Class II
Portfolio Class Y
Morgan Stanley Select Dimension -- Growth Portfolio      UIF Growth Portfolio Class II
Class Y
Morgan Stanley Select Dimension -- Multi Cap Growth      UIF Growth Portfolio Class II
Portfolio Class Y

If the proposed reorganization is approved, substantially all the assets and liabilities of each Merging Fund will be transferred into the applicable Acquiring Fund in exchange for shares of the Acquiring Fund of the class described above. If approved by the shareholders, the reorganization is scheduled to take place at the open of business on or about September 9, 2013.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Accounts, including program trades, on or after the close of business on September 6, 2013. As a result of the reorganization, if any of your Policy Value is currently invested in the Merging Fund Sub-Accounts, that Policy Value will be merged into the Acquiring Fund Sub-Accounts. If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Accounts, you may redirect that allocation to other Sub-Accounts available under your Policy. Effective as of the open of business on or about September 9, 2013, any transaction that includes an allocation to the Merging Fund Sub-Accounts will automatically be allocated to the Acquiring Fund Sub-Accounts.

Unless you direct us otherwise, if you are enrolled in any DCA, Asset Rebalancing Program, Asset Allocation or other administrative program that includes transfers of Policy Value or allocation to the Merging Fund Sub-Accounts, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Accounts.

In the event that the proposed reorganization is approved by shareholders, effective as of the open of business on or about September 9, 2013, all references and information related to the Merging Funds in the prospectus are deleted and replaced with the Acquiring Funds.

FUND ADD

Effective on or about September 9, 2013, the UIF Core Plus Fixed Income Portfolio and the UIF Growth Portfolio are added as investment options under your Policy.

The following information is added under "The Funds" section of the prospectus:

FUNDING OPTION                                              INVESTMENT OBJECTIVE SUMMARY        INVESTMENT ADVISER/SUB-ADVISER
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THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 UIF Core Plus Fixed Income Portfolio -- Class II        Seeks above-average total return     Morgan Stanley Investment
                                                         over a market cycle of three to      Management Inc.
                                                         five years by investing primarily
                                                         in a diversified portfolio of fixed
                                                         income securities
 UIF Growth Portfolio -- Class II                        Seeks long-term capital              Morgan Stanley Investment
                                                         appreciation by investing primarily  Management Inc.
                                                         in growth-oriented equity
                                                         securities of large capitalization
                                                         companies

 THIS SUPPLEMENT SHOULD BE RETAINED WITH THE ANNUAL PRODUCT INFORMATION NOTICE
                             FOR FUTURE REFERENCE.

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